Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2009

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	27-29	225	06/30/10
2	Hercules 150	150’ — ILC, TD	GOM	Plains	28-30	18	12/05/09
				Energy XXI	28-30	14	12/19/09
3	Hercules 173	173’ — MC, TD	GOM	Chevron	27-29	225	06/30/10
4	Hercules 200	200’ — MC, TD	GOM	Century	29-31	33	12/20/09
5	Hercules 201	200’ — MC, TD	GOM	Stone Energy	28-30	9	11/26/09
6	Hercules 202	200’ — MC, TD	GOM	Century	29-31	48	01/04/10
7	Hercules 204	200’ — MC, TD	GOM	Apache	29-31	23	12/10/09
				Petroquest	29-31	49	01/28/10
8	Hercules 250	250’ — MS, TD	GOM	Warm Stacked
9	Hercules 253	250’ — MS, TD	GOM	Tana	74-76	16	12/03/09
					64-66	20	12/23/09
10	Hercules 257	250’ — MS, TD	GOM	ADTI/Contango	28-30	21	12/08/09
11	Hercules 350	350’ — ILC, TD	GOM	Shipyard			12/07/09	Undergoing precautionary inspection following Hurricane Ida.
				Chevron	49-51	205	06/30/10
					Average	82	days

12	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
13	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
14	Hercules 78	Submersible, TD	GOM	Cold Stacked 01/09
15	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
16	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
17	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09
18	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
19	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09
Continuing obligation from Energy XXI for approximately 23 days at $81-83K dayrate will be assigned to another rig; actual days remaining will be adjusted upon completion of Hercules 150 contract with Energy XXI

20	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
21	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
22	Hercules 251	250’ — MS, TD	GOM	Cold Stacked 04/09
23	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09

Hercules Offshore Monthly Rig Fleet Status Report as of November 17, 2009

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
International Offshore
1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 156	150’ — ILC, TD	Gabon	Warm Stacked
3	Hercules 185	150’ — ILC, TD	Angola	Angola Drilling Company Ltd	149-151	416	01/07/11	Currently on standby dayrate in the $145-150K range
4	Hercules 205	200’ — MC, TD	Mexico	PEMEX	43-45	44	12/31/09
5	Hercules 206	200’ — MC, TD	Mexico	Enroute			11/24/09	Enroute to U.S. Gulf of Mexico for cold stack
6	Platform 3	Platform, TD	Mexico	PEMEX	62-64	19	12/06/09	Negotiating short term extension through year-end
7	Hercules 258	250’ — MS, TD	India	ONGC	109-111	564	06/04/11
8	Hercules 260	250’ — ILC, TD	India	ONGC	142-144	498	03/30/11
9	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	647	08/26/11
10	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	682	09/30/11
11	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	682	09/30/11
					Average	323	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
November 17, 2009

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	Ready Stacked
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Castex	14-16	61	01/17/10
2	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	JGC	15-17	5	11/22/09
					14-16	20	12/12/09
					Average	29	days

4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract while rigs described as “Ready Stacked” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, although the average dayrate over the term of the contract will be lower and could be substantially lower. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure. In certain cases under our Inland Barge contracts dayrates include revenue for other vessels and services provided by Delta Towing. The dayrates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
October 31, 2009

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments
Gulf of Mexico
230	2	2	$19,208	57	92%
190-215	3	3	14,130	58	62%	One vessel in drydock in October
170	1	1	10,234	31	100%
140-150	6	6	7,550	85	46%
120-130	14	13	5,826	257	64%
105	15	13	4,735	307	76%	Two vessels in drydock in October and November

Sub-total/Average	41	38	$7,326	795	67%

International
260	1	1	50,102	31	100%
230	1	0	—	—	0%	Transferring from GOM
170-215	7	4	36,619	75	60%	One vessel in drydock in October, three vessels transferring from GOM
140-150	4	4	17,764	105	85%	One vessel in drydock in October
120-130	7	7	11,648	132	61%	One vessel in drydock in November
105	4	4	—	—	0%

Sub-total/Average	24	20	$22,456	343	55%

Total/Average	65	58	$11,886	1,138	63%

Note: The company mobilized the 230’ class Tiger Shark, the 200’ class Cutlassfish and Creole Fish and the 175’ class Mako to West Africa. The vessels departed the U.S. GOM in early October and arrived early November at a cost of approximately $6 million. The Cutlassfish has secured a contract at a dayrate in the $39,000 to $41,000 range and is expected to commence operations in late November. The contract is scheduled to terminate on June 30, 2010. The company did not obtain signed contracts on the remaining vessels prior to their departure, therefore, their associated transportation costs will be expensed in the fourth quarter of 2009. The vessels will also undergo various upgrades for approximately $2 million and are expected to be available for work between December 2009 and January 2010.

(1)	Actively marketed liftboats excludes three GOM cold-stacked liftboats and four International cold-stacked liftboats that were mobilized to West Africa in October.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.